NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, OH 43215
 (800) 848-0920

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

June 14, 2018

Dear Shareholder:

I'd like to inform you of an important change in an investment policy that affects the NVIT Large Cap Growth Fund.  The NVIT Large Cap Growth Fund has had a policy of investing, under normal circumstances, at least 80% of its net assets in common stocks of large-cap companies (the "Policy").  For purposes of the Policy, the term "large-cap companies" means companies with market capitalizations similar to those of companies included in the Russell 1000 Index, which ranged from $348.5 million to $868.3 million as of December 31, 2017.

Upon the request of Nationwide, on June 13, 2018 the Board of Trustees of Nationwide Variable Insurance Trust approved the termination of Boston Advisors, LLC as the subadviser to the NVIT Large Cap Growth Fund and the appointment of BNY Mellon Asset Management North America Corporation as the Fund's new subadviser.  As before, the Fund will continue to seek long-term capital growth.  Consistent with this objective, BNY Mellon uses a strategy that seeks to outperform the S&P 500 Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the BNY Mellon seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index futures contracts.  The Fund also will shift from investing specifically in growth stocks to a "core" style, i.e., investing in a blend of growth stocks and value stocks.  BNY is expected to begin subadvising the Fund on or around July 16, 2018.  At that time the Fund's name will change to "NVIT Dynamic U.S. Growth Fund." The word "Growth" in the Fund's new name signifies the Fund's investment objective, which is to seek long-term capital growth.

The Fund had adopted the Policy, in accordance with SEC regulations, because the Fund's name included the words "Large Cap."  Because the Fund's new name will not contain the words "Large Cap," we are sending you this notice that the Policy will no longer apply after August 31, 2018.  Until such time, the Fund will continue to invest, under normal circumstances, at least 80% of its net assets in common stocks of large-cap companies.

Finding the best subadvisers to manage our funds is what we do best.  We have relationships across the industry to partner with market-leading investment experts to provide great value and quality results for our investors. Please read the enclosed Prospectus Supplement for additional information about Nationwide's selection of BNY Mellon to subadvise the Fund.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Funds

NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Growth Fund
BlackRock NVIT Equity Dividend Fund	NVIT Multi-Manager International Value Fund
DoubleLine NVIT Total Return Tactical Fund	NVIT Multi-Manager Large Cap Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities	NVIT Multi-Manager Mid Cap Growth Fund
Fund	NVIT Multi-Manager Mid Cap Value Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Core Plus Bond Fund	NVIT Multi Sector Bond Fund
NVIT Emerging Markets Fund	NVIT Nationwide Fund
NVIT Government Bond Fund	NVIT Real Estate Fund
NVIT Government Money Market Fund	NVIT S&P 500 Index Fund
NVIT International Equity Fund	NVIT Short Term Bond Fund
NVIT International Index Fund	NVIT Small Cap Index Fund
NVIT Large Cap Growth Fund	Templeton NVIT International Value Fund
NVIT Mid Cap Index Fund

Supplement dated June 14, 2018
to the Statement of Additional Information ("SAI") dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Large Cap Growth Fund (the "Fund")
1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust on June 13, 2018 (the "Meeting"), the Board approved the termination of Boston Advisors, LLC as the subadviser to the Fund, and the appointment of BNY Mellon Asset Management North America Corporation ("The Firm") as the Fund's new subadviser, both effective on or about July 16, 2018 (the "Effective Date").

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Boston Advisors, LLC in the SAI are deleted in their entirety.

b.	The Fund is renamed the "NVIT Dynamic U.S. Growth Fund." All references to the Fund's former name in the Prospectus are replaced accordingly.

c.	The following replaces the information in the table regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 74 of the SAI:

Fund	Subadviser
NVIT Dynamic U.S. Growth Fund	BNY Mellon Asset Management North America Corporation

d.
The information under the heading "Investment Advisory and Other Services – Subadvisers" on pages 75-77 of the SAI with respect to BNY Mellon Asset Management North America Corp. ("AMNA") is deleted in its entirety and replaced with the following:

BNY Mellon Asset Management North America Corporation ("The Firm") is located at One Boston Place, 14th Floor, Boston, MA 02108. The Firm was founded in 1970 and is a majority-owned subsidiary of BNY Mellon Corporation.
e.	The information under the heading "Appendix B – Proxy Voting Guidelines" with respect to BNY Mellon Asset Management North America Corp. is deleted in its entirety and replaced with the following:
BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION
As a registered Investment Advisor, BNY Mellon Asset Management North America Corporation ("The Firm") is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, The Firm takes into account long-term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.
For clients that have delegated proxy authority, BNY Mellon Asset Management North America Corporation will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist us in that process, The Firm retains Institutional Shareholder Services ("ISS") to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting.  In addition, The Firm also retains Glass Lewis for research services only.
The Firm seeks to avoid potential material conflicts of interest through its participation on The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee ("Committee").  As such, The Firm has adopted and implemented BNY Mellon's Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which The Firm has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.
Under this policy, the Committee permits member firms (such as BNY Mellon Asset Management North America Corporation) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).
The Firm will furnish a copy of its Proxy Voting Policy upon request to each advisory client that has delegated voting authority.
f.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of April 30, 2018)
BNY Mellon Asset Management North America Corporation
Vassilis Dagioglu	NVIT Dynamic U.S. Growth Fund	None
James H. Stavena	NVIT Dynamic U.S. Growth Fund	None
Joseph Miletich, CFA	NVIT Dynamic U.S. Growth Fund	None

g.
The information under subsection "Description of Compensation Structure - BNY Mellon Asset Management America Corp." under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

BNY Mellon Asset Management North America Corporation ("The Firm")

The Firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.
Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to The Firm's overall performance, the team's investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of The Firm and the product team.
The following factors encompass our investment professional rewards program.
• Base salary
• Annual cash incentive
• Long-Term Incentive Plan
– Deferred cash for investment
– BNY Mellon restricted stock units and/or
– BNY Mellon Asset Management North America Corporation equity
Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

h.	The subsection "Other Managed Accounts" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of April 30, 2018)
BNY Mellon Asset Management North America Corporation
Vassilis Dagioglu	Mutual Funds: 7 accounts, $1,763 million total assets (1 account, $43.3 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 38 accounts, $8,374 million total assets (1 account, $68.9 million total assets for which the advisory fee is based on performance)
Other Accounts: 38 accounts, $5,375m total assets (2 accounts, $183.9 million total assets for which the advisory fee is based on performance)
James H. Stavena	Mutual Funds: 7 accounts, $1,763 million total assets (1 account, $43.3 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 38 accounts, $8,374 million total assets (1 account, $68.9 million total assets for which the advisory fee is based on performance)

Other Accounts: 38 accounts, $5,375 million total assets (2 accounts, $183.9 million total assets for which the advisory fee is based on performance)
Joseph Miletich, CFA	Mutual Funds: 7 accounts, $1,763 million total assets (1 account, $43.3 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 38 accounts, $8,374 million total assets (1 account, $68.9 million total assets for which the advisory fee is based on performance)
Other Accounts: 38 accounts, $5,375 million total assets (2 accounts, $183.9 million total assets for which the advisory fee is based on performance)

i.
The information under subsection "Potential Conflicts of Interest -- BNY Mellon Asset Management America Corp.)" under the heading "Appendix C -- Portfolio Managers" is deleted in its entirety and replaced with the following:

BNY Mellon Asset Management North America Corporation

It is the policy of BNY Mellon Asset Management North America Corporation ("The Firm") to make investment decisions free from conflicting outside influences. The Firm's objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm's investment decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation ("BNYM"), potential conflicts may also arise between The Firm and other BNYM companies.
The areas in which these potential and inherent conflicts arise include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest.  The Firm has adopted a Code of Ethics (the "Code") and compliance program to address such conflicts.  Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, The Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE